EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Baker Hughes Stockholders Approve Combination with GE Oil & Gas

Transaction Expected to Close on July 3, 2017

HOUSTON--(BUSINESS WIRE)--Jun. 30, 2017-- Baker Hughes Incorporated (NYSE:BHI) today announced that more than 99% of the votes cast at the special meeting of Baker Hughes stockowners were voted to approve the previously announced combination of Baker Hughes with General Electric Company’s oil and gas business ("GE Oil & Gas"). The combination will create Baker Hughes, a GE company, which will be traded on the New York Stock Exchange (NYSE) under the ticker symbol “BHGE”.

Shares voted at the meeting represent approximately 86% of Baker Hughes’ shares outstanding as of the record date for the meeting. The final vote results will be filed on a Form 8-K with the Securities and Exchange Commission.

Martin Craighead, chairman and chief executive officer of Baker Hughes said, “Today’s results are an important milestone in our efforts to build the leading oil and gas fullstream company, uniquely positioned to achieve the productivity gains the industry needs. This compelling combination brings together best-in-class oilfield technology and services, manufacturing capabilities and digital offerings for the benefit of all customers and stakeholders. As we approach the close, I want to thank all of the Baker Hughes employees for their commitment and hard work throughout the integration planning process as well as the talented team at GE Oil & Gas. I am more confident than ever in the promise of the new company and the benefits it will bring.”

Baker Hughes and GE expect to close the transaction to combine Baker Hughes and GE Oil & Gas on Monday, July 3, 2017, subject to the satisfaction or waiver of customary closing conditions. Baker Hughes and GE also expect that shares of common stock of Baker Hughes Incorporated (NYSE: BHI) will continue to trade on the NYSE until the close of the NYSE on July 3, 2017, at which point Baker Hughes will be delisted from the NYSE. The parties also expect that shares of Class A common stock of Baker Hughes, a GE company, will begin trading under the ticker symbol “BHGE” on the opening of the NYSE on July 5, 2017.

Lorenzo Simonelli, president and chief executive officer of GE Oil & Gas said, “I want to congratulate Baker Hughes on this approval and thank Martin and the Baker Hughes team for their exceptional partnership. In just eight months, our teams have worked around the clock to create a new company that will deliver a differentiated offering for our customers, incredible opportunities for our combined employees and value creation for shareholders.”

Stockholders of Baker Hughes immediately prior to the closing of the transaction will receive one share of Class A common stock of Baker Hughes, a GE company and will also be entitled to a special one-time cash dividend of $17.50 per share (to be paid on July 6, 2017). Following the closing of the transaction and during the NYSE trading day on July 3, 2017, Baker Hughes will be quoted on the NYSE with the value of the special one-time cash dividend of $17.50 per share. As a result, a person who purchases one share of common stock of Baker Hughes after the closing of the transaction on July 3, 2017 would be purchasing the right to receive one share of Class A common stock of Baker Hughes, a GE company and the right to receive the special one-time cash dividend of $17.50. Conversely, a person who sells one share of common stock of Baker Hughes on or prior to July 3, 2017 would be selling such rights and would not receive the special one-time cash dividend of $17.50 with respect to such share.

About Baker Hughes

Baker Hughes is a leading supplier of oilfield services, products, technology and systems to the worldwide oil and natural gas industry. The company’s 32,000 employees today work in more than 80 countries helping customers find, evaluate, drill, produce, transport and process hydrocarbon resources. For more information about Baker Hughes, visit: www.bakerhughes.com.

Additional Information and Where to Find It

In connection with the proposed transaction between GE and Baker Hughes, the new NYSE listed corporation (Bear Newco, Inc. or “Newco”) has filed with the SEC a registration statement on Form S-4, including Amendments No. 1 and 2 thereto. The registration statement was declared effective by the SEC on May 30, 2017. Newco and Baker Hughes have also filed with the SEC a definitive combined proxy statement/prospectus (the “Combined Proxy Statement/Prospectus”) and Baker Hughes has mailed the Combined Proxy Statement/Prospectus to its stockholders and has filed other documents regarding the proposed transaction with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents Baker Hughes and/or Newco may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE COMBINED PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS TO THE COMBINED PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED BY BAKER HUGHES OR NEWCO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the Combined Proxy Statement/Prospectus and other documents filed with the SEC by Baker Hughes and/or Newco through the website maintained by the SEC at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed by Newco and/or Baker Hughes with the SEC on Baker Hughes’ website at http://www.bakerhughes.com or by contacting Baker Hughes Investor Relations at alondra.oteyza@bakerhughes.com or by calling +1-713-439-8822.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between GE and Baker Hughes.  All statements, other than historical facts, including statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, customers’ business plans and financial strength;

the competitive ability and position of the combined company following completion of the proposed transaction, including the projected impact on GE’s earnings per share; oil and natural gas market conditions; costs and availability of resources; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, are forward-looking statements.  Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions.  Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.  The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.  Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction or may require conditions, limitations or restrictions in connection with such approvals; (2) the risk that the proposed transaction may not be completed in the time frame expected by GE or Baker Hughes, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of GE, Baker Hughes and Newco; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies of the combined company; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions, including oil price changes; (13) actions by third parties, including government agencies; and (14) other risk factors as detailed from time to time in GE’s and Baker Hughes’ reports filed with the SEC, including GE’s and Baker Hughes’ annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. Neither GE nor Baker Hughes undertakes any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.

For BAKER HUGHES

Investors:
Alondra Oteyza, +1 713-439-8822
alondra.oteyza@bakerhughes.com

or

Media:
Melanie Kania, +1 713-439-8303
melanie.kania@bakerhughes.com